UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  January 7, 2014
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CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Item 5.02   Departure of Directors or Certain Officers

On January 7, 2014, Laurie Holtz resigned as a director of Capstone Companies, Inc.  (“Company”) for personal reasons and by email notification to the Company.  Mr. Holtz has no disagreements with the Company.  Mr. Holtz has no disagreements with its public auditors in respect of any issue or matter concerning the Company.

Item 9.

Exhibit Number	Exhibit Description
99.1	Text of January 7, 2014 Email Resignation of Laurie Holtz

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   January 7, 2014

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer and Chairman of the Board of Directors.